As filed with the Securities and Exchange    1933 Act Registration No. 033-76432
Commission on April 21, 2011                 1940 Act Registration No. 811-08412

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 18 TO
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
                              (EXACT NAME OF TRUST)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

          1300 South Clinton Street P.O. Box 1110 Fort Wayne, IN 46801 (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

     Nicole S. Jones                                           Copy To:
The Lincoln National Life                                   John L. Reizian
    Insurance Company                                  The Lincoln National Life
     150 North Radnor                                      Insurance Company
       Chester Road                                        350 Church Street
     Radnor, PA 19087                                     Hartford, CT 06103
(NAME AND COMPLETE ADDRESS
  OF AGENT FOR SERVICE)

 Title of securities being registered: Flexible Premium Variable Life Insurance
                                    Policies.
            Approximate date of proposed public offering: Continuous

   INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (Title of Securities Being Registered)

    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending
                   December 31, 2010 was filed March 28, 2011

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately upon filing pursuant to paragraph (b)

|X|  on May 1, 2011 pursuant to paragraph (b) of Rule 485

|_|  60 days after filing pursuant to paragraph (a)(1)

|_|  on (date) pursuant to paragraph (a)(1) of Rule 485

                      Reconciliation and Tie Between Items
                        in Form N-8B-2 and the Prospectus
            for Lincoln Life Flexible Premium Variable Life Account K

N-8B-2
ITEM   CAPTION IN PROSPECTUS
----   ---------------------
1      Cover Page
2      Cover Page
3      Not Applicable
4      Lincoln Life
5      Lincoln Life
6      The Separate Account
7      Not Required
8      Not Required
9      Legal Proceedings
10 The Separate Account; Right to Examine Policy; Surrender of the Policy; Withdrawals; Proceeds and payment options; Addition, Deletion, or Substitution of Investments; Transfer Between Subaccounts; Policy Lapse and Reinstatement; Voting Rights; Premium Payment and Allocation of Premiums; Death Benefits and Death Benefit Types; Policy Changes; Policy Value; Proceeds and Payment Options
11     Lincoln Life; The General Account; The Separate Account
12     The Separate Account; Lincoln Life
13     Charges and Deductions
14     Requirements for Issuance of a Policy
15     Premium Payment and Allocation of Premiums
16 Premium Payment and Allocation of Premiums; Percent of Premium Charge; Charges and Deductions
17     Surrender of the Policy
18     The Separate Account
19     Reports and Records
20     Not Applicable
21     Loans
22     Not Applicable
23     Safekeeping of the Account's Assets
24     General Provisions
25     Lincoln Life
26     Not Applicable

27     Lincoln Life
28     Executive Officers and Directors of The Lincoln National Life Insurance
       Company
29     Lincoln Life
30     Not Applicable
31     Not Applicable
32     Not Applicable
33     Not Applicable
34     Not Applicable
35     Distribution of the Policies and Compensation
36     Not Required
37     Not Applicable
38     Distribution of the Policies and Compensation
39     Distribution of the Policies and Compensation
40     Not Applicable
41     Lincoln Life; Distribution of the Policies and Compensation
42     Not Applicable
43     Not Applicable
44     Not Applicable
45     Not Applicable
46     Not Applicable
47     The Separate Account
48     Not Applicable
49     Not Applicable
50     The Separate Account
51 Lincoln Life; Premium Payment and Allocation of Premiums; Surrender of the Policy; Withdrawals; Proceeds; Policy Lapse and Reinstatement; Charges and Deductions
52     Addition, Deletion and Substitution of Investments
53     Federal Tax Matters
54     Not Applicable
55     Not Applicable
56     Not Required
57     Not Required
58     Not Required
59     Not Required

                                                              MULTI FUND(R)
                                                              VARIABLE LIFE
Home Office:               Administrative Office:        LINCOLN LIFE FLEXIBLE
1300 South Clinton Street  Customer Service Center          PREMIUM VARIABLE
P.O. Box 1110              One Granite Place                 LIFE ACCOUNT K
Fort Wayne, IN 46801       Concord, NH 03301                   PROSPECTUS
(800-454-6265)             (877-200-8213)                  DATED: MAY 1, 2011

This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", "us", "our", the "company").

The policy features: flexible premium payments; a choice of two death benefit options; a choice of underlying investment options.

You may allocate net premiums to the subaccounts of our Flexible Premium Variable Life Account K ("Separate Account"). Each subaccount invests in one of the Funds listed below.

     - DELAWARE VIP(R) SMID CAP GROWTH SERIES (STANDARD CLASS) (FORMERLY DELAWARE VIP TREND SERIES)

     -    DELAWARE VIP(R) VALUE SERIES (STANDARD CLASS)

     -    LVIP DELAWARE BOND FUND (STANDARD CLASS)

     -    LVIP DELAWARE FOUNDATION(R) AGGRESSIVE ALLOCATION FUND (STANDARD
          CLASS)

     -    LVIP DELAWARE FOUNDATION(R) CONSERVATIVE ALLOCATION FUND (STANDARD
          CLASS)

     -    LVIP DELAWARE GROWTH AND INCOME FUND (STANDARD CLASS)

     -    LVIP DELAWARE SOCIAL AWARENESS FUND (STANDARD CLASS)

     -    LVIP DELAWARE SPECIAL OPPORTUNITIES FUND (STANDARD CLASS)

     -    LVIP JANUS CAPITAL APPRECIATION FUND (STANDARD CLASS)

     -    LVIP MONDRIAN INTERNATIONAL VALUE FUND (STANDARD CLASS)

     -    LVIP MONEY MARKET FUND (STANDARD CLASS)

     -    LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND (STANDARD CLASS)

     -    LVIP WELLS FARGO INTRINSIC VALUE FUND (STANDARD CLASS)

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying fund you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses of the Funds. These should be read carefully to understand the policy being offered.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS PROSPECTUS OR DETERMINED IT IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

TABLE OF CONTENTS


Summary of the Policy                                                          4
Lincoln Life, the General Account, and the Separate Account                    9
   Lincoln Life                                                                9
   The General Account                                                        10
   The Separate Account                                                       11
   Principal Underwriter                                                      12
   Fund Participation Agreements                                              12
   The Investment Advisors                                                    12
   Addition, Deletion or Substitution of Investments                          13
The Policy                                                                    13
   Requirements for Issuance of a Policy                                      13
   Units and Unit Values                                                      13
   Premium Payment and Allocation of Premiums                                 14
   Dollar Cost Averaging Program                                              16
   Effective Date                                                             16
   Right to Examine Policy                                                    16
   Policy Termination                                                         17
Charges and Deductions                                                        17
   Percent of Premium Charge                                                  17
   Contingent Deferred Sales Charge                                           17
   Contingent Deferred Administrative Charge                                  18
   Surrender Charge                                                           19
   Monthly Deductions                                                         19
   Cost of Insurance Charges                                                  19
   Monthly Charge                                                             20
   Fund Charges and Expenses                                                  20
   Mortality and Expense Risk Charge                                          21
   Other Charges                                                              22
   Reduction of Charges                                                       22
   Exchange of Lincoln Life Universal Life Policies                           22
   Term Conversion Credits                                                    22
Policy Benefits                                                               23
   Death Benefit and Death Benefit Types                                      23
   Death Benefit Guarantee                                                    25
   Policy Changes                                                             25
   Policy Value                                                               26
   Transfer Between Subaccounts                                               27
   Transfer to and from the General Account                                   28
   Market Timing                                                              28
   Loans                                                                      30
   Withdrawals                                                                31
   Policy Lapse and Reinstatement                                             31
   Surrender of the Policy                                                    32
   Proceeds and Payment Options                                               33
General Provisions                                                            34
   The Contract                                                               34
   Suicide                                                                    34
   Representations and Contestability                                         34
   Incorrect Age or Sex                                                       34
   Change of Owner or Beneficiary                                             34
   Assignment                                                                 35
   Reports and Records                                                        35
      Projection of Benefits and Values                                       35
   Postponement of Payments                                                   36
   Riders                                                                     36
Distribution of the Policies and Compensation                                 38
Tax Issues                                                                    39
   Taxation of Life Insurance Contracts in General                            39
      Policies which are MECs                                                 41
   Policies which are not MECs                                                41
      Other Considerations                                                    42
   Tax Status of Lincoln Life                                                 43
   Fair Market Value of Your Policy                                           43
Voting Rights                                                                 43
State Regulation of Lincoln Life and the Separate Account                     44
Safekeeping of the Separate Account's Assets                                  44
Legal Proceedings                                                             44
Officers and Directors of the Lincoln National Life Insurance Company         45
Independent Registered Public Accounting Firm                                 45
Experts                                                                       46
Additional Information                                                        46
Appendix A: Table of Base Minimum Premiums                                    47
Appendix B: Table of Surrender Charges                                        49
Appendix C: Illustrations of Policy Values                                    51
Financial Statements
   Separate Account Financial Statements                                     K-1
   Company Financial Statements                                              S-1

SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

     1)   fixed basis;

     2)   variable basis; or a

     3)   combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important choices to make:

     1)   one of the two death benefit types;

     2)   the amount of premium you want to pay; and

     3) the amount of your net premium payment to be placed in each of the funding options you select.

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan amount balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)

For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount and regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. (See Death Benefit Guarantee) If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit)

AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. (See Right to Examine Policy)

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts (or "sub-accounts", "Sub-Accounts") of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date (the date the policy is recorded on our books as an in-force policy) the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF SUBACCOUNTS

You must choose the subaccounts to which you want to allocate each net premium payment. These subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund (or "underlying fund", "Underlying Fund"). If the mutual funds you select go up in value, so does the cash value of your policy.

We select the funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor.

We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

You may also choose to allocate all or part of your premium payment into the General Account. Premium payments allocated to the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account K, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each series or fund the shares of which are purchased by the respective subaccount. There can be no assurance that any of the stated investment objectives will be achieved. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Series

Two series are being offered by Delaware VIP Trust.

     Smid Cap Growth -- Long-term capital appreciation.

     Value -- Capital appreciation.

Funds

The following funds are being offered by Lincoln Variable Insurance Products Trust.

     LVIP Delaware Bond Fund -- Current income.
     LVIP Delaware Foundation(R) Aggressive Allocation Fund -- Long-term capital growth.
     LVIP Delaware Foundation(R) Conservative Allocation Fund -- Current income and preservation of capital with capital appreciation.
     LVIP Delaware Growth and Income Fund -- Capital appreciation.
     LVIP Delaware Social Awareness Fund -- Capital appreciation.
     LVIP Delaware Special Opportunities Fund -- Capital appreciation.
     LVIP Janus Capital Appreciation Fund -- Long-term growth.
     LVIP Mondrian International Value Fund -- Long-term capital appreciation. LVIP Money Market Fund -- Current income; Preservation of capital.
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund -- Maximum capital appreciation.
     LVIP Wells Fargo Intrinsic Value Fund -- Income.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

We deduct a percent of premium charge from each premium payment. The total charge is currently 3.95%, 1.95% for sales loads and 2.00% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .68% and is guaranteed not to exceed .90%. (See Mortality and Expense Risk Charge)

Each fund or series has its own management fee charge, also deducted daily. Each fund's or series' expense levels will affect its investment results. The table on Fund charges and expenses shows your current expense levels for each fund or series.

Each policy year you may make 12 transfers between subaccounts. You may also transfer amounts from the Separate Account to the General Account and, subject to limitations, from the General Account to the Separate Account. For each transfer a charge of $10 is deducted from the amount transferred. Currently, this charge is being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.05%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally, or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investments schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the done.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Policies Which Are MECS) an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (See table following Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy, these charges are explained in more detail in Charges and Deductions. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy loans and less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

RISKS OF YOUR POLICY

FLUCTUATING INVESTMENT PERFORMANCE. A subaccount is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the subaccounts are not guaranteed. If you put money into the subaccounts, you assume all the investment risk on that money. A comprehensive discussion of each subaccount's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of subaccounts and the performance of the funds underlying each subaccount will impact the policy's value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


POLICY VALUES IN THE GENERAL ACCOUNT. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, the General Account and the Separate Account" section of this prospectus.


UNSUITABLE FOR SHORT-TERM INVESTMENT. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. The policy will remain in force only so long as there is sufficient net accumulation value to permit Monthly Deductions to be covered. Accordingly, there is a risk of lapse if premiums are too low in relation to the insurance amount, if investment results of the subaccounts you have chosen are adverse or are less favorable than anticipated, or if the amount of outstanding policy loans or the amount of withdrawals rises too much.

DECREASING DEATH BENEFIT. Any outstanding policy poans or withdrawals will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the subacounts, which reduce the policy's accumulated value, will reduce the amount of death benefit that is payable.

CONSEQUENCES OF SURRENDER. Surrender Charges are assessed if you surrender your policy within the first 16 policy years. Withdrawals are also subject to a charge. Surrenders or withdrawals may result in tax consequences. Depending on the amount of premium paid, there may be little or no Surrender Value available.

TAX CONSEQUENCES. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

TAX TREATMENT OF LIFE INSURANCE CONTRACTS. The policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

TAX LAW COMPLIANCE. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles
(GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the "Financial Statements" section of this prospectus. You may also obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.

THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. Because of applicable exemptive and exclusionary provisions, interests in the General Account are not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established the Lincoln Life Flexible Premium Variable Life Account K ("Account K"), on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission ("Commission") does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the following funds or series:

     Delaware VIP Smid Cap Growth Series (Standard Class)

     Delaware VIP Value Series (Standard Class)
     LVIP Delaware Bond Fund (Standard Class)
     LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class) LVIP Delaware Foundation Conservative Allocation Fund (Standard Class) LVIP Delaware Growth and Income Fund (Standard Class)
     LVIP Delaware Social Awareness Fund (Standard Class)
     LVIP Delaware Special Opportunities Fund (Standard Class)
     LVIP Janus Capital Appreciation Fund (Standard Class)
     LVIP Mondrian International Value Fund (Standard Class)
     LVIP Money Market Fund (Standard Class)
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class) LVIP Wells Fargo Intrinsic Value Fund (Standard Class)

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds or series are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, we have agreed to notify the Board of Directors for the funds and of the series and to remedy, at our own expense, any such conflict. Each series within the Delaware Variable Insurance Products Trust and the Lincoln Variable Insurance Products Trust has 2 classes of shares, designated as class 1 and class 2 shares. Class 1 or Standard Class and class 2 or Service Class differ in that class 2 and Service Class (but not class 1 and Standard Class) shares are subject to a 12b-1 plan for payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.

There is no assurance that any fund or series will achieve its stated objective.

PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD retains no underwriting commissions from the sale of the policies.


FUND PARTICIPATION AGREEMENTS


In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.00% and 0.20% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

THE INVESTMENT ADVISORS

Delaware Management Company ("DMC") is the investment advisor for the Delaware Series offered in this product. DMC is headquartered at 2005 Market Street, Philadelphia, PA 19103.

Lincoln Investment Advisors Corporation ("LIAC") is the investment advisor for the Lincoln Variable Insurance Products Trust. LIAC is part of the Lincoln Financial Group with principal offices in Fort Wayne, IN and Concord, NH. The Lincoln funds offered in this product are sub-advised as follows:

     LVIP Delaware Bond Fund -- Delaware Management Company.
     LVIP Delaware Foundation Aggressive Allocation Fund -- Delaware Management
        Company.
     LVIP Delaware Foundation Conservative Allocation Fund -- Delaware
        Management Company.
     LVIP Delaware Growth and Income Fund -- Delaware Management Company.
     LVIP Delaware Social Awareness Fund -- Delaware Management Company.
     LVIP Delaware Special Opportunities Fund -- Delaware Management Company. LVIP Janus Capital Appreciation Fund -- Janus Capital Management LLC.
     LVIP Mondrian International Value Fund -- Mondrian Investment Partners
        Limited.
     LVIP Money Market Fund -- Delaware Management Company.
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund -- T. Rowe Price
        Associates, Inc.
     LVIP Wells Fargo Intrinsic Value Fund -- Metropolitan West Capital
        Management.

LIAC and DMC are registered with the Securities and Exchange Commission as investment advisors.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax, or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrenders and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance changes for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee (see Death Benefit Guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review the allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, a $5,000 minimum is transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same day each month as the policy date) on or next following the day the application for the increase is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT-TO-EXAMINE POLICY

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

     1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

     2)   the policy is surrendered,

     3)   the insured dies, or

     4)   the policy matures.


CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

     1) Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

     2)   Administering the policy;

     3)   Assuming certain risks in connection with the policy; and

     4)   Incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE

A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

     a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

     b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following table.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase.

The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.

               DURING POLICY YEAR     PERCENT OF CDSC AND CDAC
             (OR AFTER AN INCREASE)        TO BE DEDUCTED
             ----------------------   ------------------------
                   2, 3, 4, 5                   100%
                   6                             95
                   7                             90
                   8                             85
                   9                             80
                   10                            70
                   11                            60
                   12                            50
                   13                            40
                   14                            30
                   15                            20
                   16                            10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges apply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death.

On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

     a.   The death benefit on the monthly anniversary day; divided by

     b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

     c. The policy value on the monthly anniversary day without regard to the cost of insurance; divided by

     d.   1,000; the result multiplied by

     e.   The applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy.

For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE

A monthly charge of $7.50 is deducted from the policy value while the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES

The investment advisor for each of the funds or series deducts a daily charge as a percent of the net assets in each fund or series as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds or series, expressed as an annual percentage of each funds or series net assets, will range from .39% to .89%. These charges and other fund or series expenses have the effect of reducing the investment results credited to the subaccounts.


                                                                                 TOTAL ANNUAL
                                                                                  OPERATING     CONTRACTUAL     TOTAL FUND
                                                                      ACQUIRED     EXPENSES        TOTAL         OPERATING
                                                                        FUND       WITHOUT        WAIVERS        EXPENSES
                                             MANAGEMENT     OTHER     FEES AND    WAIVERS OR        AND        WITH WAIVERS
SERIES OR FUND                                  FEE*      EXPENSES*   EXPENSE    REDUCTIONS*    REDUCTIONS*   OR REDUCTIONS*
------------------------------------------   ----------   ---------   --------   ------------   -----------   --------------
DELAWARE VIP TRUST:
Smid Cap Growth (1)                             .75%         .14%       .00%         .89%           .00%           .89%
Value (1)                                       .65%         .10%       .00%         .75%           .00%           .75%
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:
LVIP Delaware Bond (1)                          .32%         .07%       .00%         .39%           .00%           .39%
LVIP Delaware Foundation Aggressive
   Allocation (1)                               .75%         .18%       .03%         .96%           .20%           .76%
LVIP Delaware Foundation Conservative
   Allocation (1)(2)                            .75%         .17%       .02%         .94%           .19%           .75%
LVIP Delaware Growth and Income (1)             .35%         .07%       .00%         .42%           .00%           .42%
LVIP Delaware Social Awareness (1)              .39%         .08%       .00%         .47%           .00%           .47%
LVIP Delaware Special Opportunities (1)         .40%         .08%       .00%         .48%           .00%           .48%

                                                                                 TOTAL ANNUAL
                                                                                  OPERATING     CONTRACTUAL     TOTAL FUND
                                                                      ACQUIRED     EXPENSES        TOTAL         OPERATING
                                                                        FUND       WITHOUT        WAIVERS        EXPENSES
                                             MANAGEMENT     OTHER     FEES AND    WAIVERS OR        AND        WITH WAIVERS
SERIES OR FUND                                  FEE*      EXPENSES*   EXPENSE    REDUCTIONS*    REDUCTIONS*   OR REDUCTIONS*
------------------------------------------   ----------   ---------   --------   ------------   -----------   --------------
LVIP Janus Capital Appreciation (3)             .75%         .09%       .00%         .84%           .08%           .76%
LVIP Mondrian International Value               .74%         .11%       .00%         .85%           .00%           .85%
LVIP Money Market                               .36%         .06%       .00%         .42%           .00%           .42%
LVIP T. Rowe Price Structured MidCap            .74%         .09%       .00%         .83%           .00%           .83%
LVIP Wells Fargo Intrinsic Value (4)            .75%         .09%       .00%         .84%           .05%           .79%



* Expressed as an annual percentage of each entity's average daily net assets.

(1) Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

(2) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.73% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(3) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(4) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2012.


See the prospectuses of the funds and series for more complete information about their expenses. Also take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.

MORTALITY AND EXPENSE RISK CHARGE

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0018630% (which is equivalent to an annual rate of .68%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%;
however, the reduction will never exceed .10%.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes (See Tax Issues).

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyholders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE UNIVERSAL LIFE POLICIES

Existing Lincoln Life universal life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life variable life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

The specified amount, which may not be less than $50,000, is the amount requested by the policyowner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy Lapse and Reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $5,000, the proceeds will be placed into a SECURELINE(R) account in the recipient's name as the owner of the account. SECURELINE(R) is a service we offer to help the recipient manage the death benefit proceeds. With SECURELINE(R), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SECURELINE(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SECURELINE(R) account.

Interest credited in the SECURELINE(R) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SECURELINE(R) account. The balance in the recipient's SECURELINE(R) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SECURELINE(R) account may be more or less than the rate earned on funds held in Lincoln's general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

THE POLICY OFFERS TWO DEATH BENEFIT TYPES: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

TYPE 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a TYPE 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a TYPE 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

The specified percentages are shown in the table below:

                 SPECIFIED                   SPECIFIED                   SPECIFIED
ATTAINED AGE    PERCENTAGE   ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE
-------------   ----------   ------------   ----------   ------------   ----------
40 or younger      250%        59              134%       91              104%
41                 243         60              130        92              103
42                 236         61              128        93              102
43                 229         62              126        94              101
44                 222         63              124        95 or older     100
45                 215         64              122
46                 209         65              120
47                 203         66              119
48                 197         67              118
49                 191         68              117
50                 185         69              116
51                 178         70              115
52                 171         71              113
53                 164         72              111
54                 157         73              109
55                 150         74              107
56                 146         75              105
57                 142         through 90
58                 138

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under TYPE 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under TYPE 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the specified amount after such change will be equal to the specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the specified amount after such change will be equal to the specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

     a.   The monthly charge;

     b.   The cost of insurance for the first month;

     c.   Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

     a.   The policy value on the preceding day;

     b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

     d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

     e.   Any net premiums received since the preceding day.

Minus the sum of the following:

     f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g.   Any withdrawals;

     h. Any amount charged against the investment amount for federal or other governmental income taxes;

     i.   All partial surrender charges deducted since the preceding day;

     j.   The monthly charge;

     k.   The cost of insurance for the following month;

     l.   any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

     a.   The policy value on the preceding day;

     b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

     d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

     e.   Any net premiums received since the preceding day.

Minus the sum of the following:

     f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g.   Any withdrawals; and

     h. Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in Charges and Deductions, beginning on page 5.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's or series' assets, reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund or series during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.

The value of the assets in the funds or series will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us; transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received, at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.



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TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

     (1) only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

     (2) as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

MARKET TIMING

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition,

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if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccounts to subaccounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1-2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or

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as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment advisor, the fund would be unable to invest effectively in accordance with its investment objectives or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the subaccount units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we received notice of the refusal. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. Some funds may also impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase.) We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if the owner has requested a substantial reduction in specified amount, there may be little or no surrender value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.05%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate. Policy Values in the Loan Account (Loan Collateral account) are part of the Company's General Account.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 3% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied by the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, due to the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.


You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. In any event, if the policy has been fully surrendered, it may not be reinstated. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received in our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at our administrative mailing address. However, if you have money due from the General Account, payment of transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise been entitled to receive the payment.

If you request a lump sum surrender and your surrender value is over $5,000, your money will be placed into a SECURELINE(R) account in your name. SECURELINE(R) is a service we offer to help you manage your surrender proceeds. With SECURELINE(R), an interest bearing draft account is established from the proceeds payable on a policy administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SECURELINE(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account. You may request that surrender proceeds be paid directly to you instead of applied to a SECURELINE(R) account.

Interest credited in the SECURELINE(R) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences

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associated with the payment of interest on amounts in the SECURELINE(R)
account. The balance in your SECURELINE(R) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SECURELINE(R) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


All coverage under the policy will automatically terminate if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences and is discussed under Tax Issues.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday) on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.


PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.


You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is non-participating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured.

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The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing in a form suitable to us and received at our administrative office. The change will be effective as of the date signed once received. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds and series.

Policyowners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

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POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

      (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

      (ii) the Commission by order permits postponement for the protection of owners; or

      (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish that policy value of your base policy or other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

TERM INSURANCE IS LESS COSTLY FOR YOU TO PURCHASE. If term insurance is purchased, there is no increase in the cash value of your policy.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an other insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit.

Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.



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ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through
64. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term Death Benefit upon the death of the first to die of the Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.



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LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

DISTRIBUTION OF THE POLICIES AND COMPENSATION


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc, ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates additional may be paid amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.



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These additional types of compensation are not offered to all broker-dealers.
The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation-skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the





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owner of the assets of the Separate Account for Federal income tax purposes.
The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.



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POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a predetermined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years following the last material change.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the



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policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20-percent owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.



                                       42

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CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR MARKET VALUE OF YOUR POLICY

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the policy value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

VOTING RIGHTS

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the funds, and those votes may affect the outcome.

Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of the fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all



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shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorem requirement has been met.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount.

The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OFFICERS AND DIRECTORS

The Lincoln National Life Insurance Company


NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------   --------------------------------------------------
RANDAL J. FREITAG             Executive Vice President, Chief Financial Officer &
Executive Vice President,     Director The Lincoln National Life Insurance Company,
Chief Financial Officer       First Penn-Pacific Life Insurance Company, and Lincoln
and Director                  Life & Annuity Company of New York[2/1/11 - present],
Radnor Financial Center       Executive Vice President and Chief Financial Officer,
150 Radnor Chester Road       Lincoln National Corporation [1/1/11 - present]. Formerly:
Radnor, PA 19087              Chief Risk Officer, Lincoln National Corporation and
                              The Lincoln National Life Insurance Company [7/2/07 -
                              4/1/11], Senior Vice President, The Lincoln National
                              Life Insurance Company and Lincoln Life & Annuity Company
                              of New York [7/2/07 - 2/1/11], Treasurer, Lincoln National
                              Corporation [7/2/07 - 10/29/09].

FREDERICK J. CRAWFORD         Executive Vice President (formerly Senior Vice
Executive Vice President      President) [4/3/06-present], Chief Financial Officer
and Director                  [4/3/06-2/1/11], Director [3/05-present], The Lincoln
Radnor Financial Center       National Life Insurance Company, Lincoln Life &
150 Radnor Chester Road       Annuity Company of New York. Senior Vice President
Radnor, PA 19087              and Chief Financial Officer [present], Lincoln
                              National Corporation. Formerly: Senior Vice
                              President, The Lincoln National Life Insurance
                              Company; Vice President and Treasurer [1/01-2005],
                              Lincoln National Corporation.

DENNIS R. GLASS               President and Director [4/3/06-present], The
President and Director        Lincoln National Life Insurance Company, Lincoln
Radnor Financial Center       Life & Annuity Company of New York. Formerly:
150 Radnor Chester Road       President, Chief Executive Officer, Executive Vice
Radnor, PA 19087              President, Chief Financial Officer, Treasurer
                              [1993-4/06], Jefferson-Pilot Life Insurance
                              Company.

MARK E. KONEN                 Senior Vice President and Director [4/06-present],
Senior Vice President         The Lincoln National Life Insurance Company,
and Director                  Director [4/06-present], Lincoln Life & Annuity
100 North Greene Street       Company of New York. Formerly: Senior Vice
Greensboro, NC 27401          President [8/94-4/06], Jefferson Pilot Financial
                              Insurance Company,

C. PHILLIP ELAM II            Senior Vice President, Chief Investment Officer
Senior Vice President,        (1/10-Present), Senior Vice President
Chief Investment Officer,     (3/06-Present), The Lincoln National Life
100 North Greene Street,      Insurance Company, Lincoln Life & Annuity Company
Greensboro, NC 24701          of New York; Senior Vice President, Actuary
                              (2/96-3/06), Jefferson Pilot Life Insurance
                              Company.

KEITH J. RYAN                 Vice President and Director [current]. Formerly:
Vice President and            Manager of Life Accounting, Director of Managed
Director                      Care, Director, Business Controls, Chief Financial
1300 South Clinton Street     Officer, The Lincoln National Life Insurance
Fort Wayne, IN 46801          Company [7/1/85-present].


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Thomas Mylander, FSA, MAAA, as stated in the Actuarial Opinion filed as an exhibit to this Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by John L. Reizian, as stated in the Opinion of Counsel filed as an exhibit to this Registration Statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

This prospectus with the funds prospectuses are also available on our Internet site, www.LFG.com.

Lincoln Life Flexible Premium Variable Life Account K
1933 Act Registration No. 033-76432
1940 Act Registration No. 811-08412

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                      MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0       **     3.62      **      **
1              2.12                   41    8.33    8.81   11.82   12.18
2              2.12                   42    8.80    9.28   12.88   13.24
3              2.12                   43    9.17    9.77   13.81   14.29
4              2.12                   44    9.69   10.29   15.17   15.53
5              2.12                   45   10.12   10.84   16.46   16.94
6              2.12                   46   10.59   11.43   17.58   18.18
7              2.12                   47   11.34   12.18   18.69   19.41
8              2.13                   48   11.98   13.06   20.10   20.82
9              2.21                   49   12.86   13.94   21.52   22.24
10             2.31                   50   13.80   15.00   22.98   23.82
11             2.41                   51   14.92   16.24   24.75   25.59
12             2.65                   52   16.03   17.47   26.57   27.53
13             3.00                   53   17.27   18.71   28.74   29.82
14             3.18                   54   18.73   20.29   31.04   32.12
15             3.35                   55   20.26   22.06   33.39   34.59
16    3.59     3.71    4.29    4.41   56   21.90   23.82   35.66   36.98
17    3.94     4.06    4.64    4.76   57   23.72   25.76   36.62   38.06
18    4.12     4.24    4.82    4.94   58   25.72   27.88   37.59   39.15
19    4.12     4.24    4.82    4.94   59   27.78   30.18   38.68   40.36
20    4.12     4.24    5.00    5.12   60   30.13   32.65   39.90   41.70
21    4.12     4.24    5.05    5.29   61   32.83   35.47   41.25   43.17
22    4.12     4.24    5.05    5.29   62   34.55   37.43   42.79   44.83
23    4.12     4.24    5.23    5.47   63   35.58   38.70   44.46   46.74
24    4.12     4.24    5.41    5.65   64   36.80   40.04   46.01   48.65
25    4.12     4.24    5.41    5.65   65   38.03   41.51   47.93   50.57
26    4.17     4.29    5.41    5.65   66   38.73   42.39   51.20   52.47
27    4.36     4.48    5.41    5.65   67   39.58   43.30   53.53   54.93
28    4.57     4.69    5.41    5.65   68   41.17   45.11   55.99   57.52
29    4.78     4.90    5.60    5.84   69   43.28   47.35   58.82   60.26
30    5.01     5.13    5.94    6.18   70   45.66   49.78   61.93   63.21
31    5.26     5.38    6.18    6.42   71   48.30   52.46   65.39   66.41
32    5.52     5.64    6.50    6.74   72   51.55   55.63   69.24   70.09
33    5.80     5.92    6.84    7.08   73   55.35   59.42   73.74   74.33
34    6.09     6.21    7.20    7.44   74   59.69   63.68   78.52   78.90
35    6.40     6.52    7.58    7.82   75   64.41   68.23   83.30   83.55
36    6.73     6.85    7.99    8.23   76   69.46   72.85   87.78   88.03
37    7.08     7.20    8.42    8.66   77   74.84   77.72   92.28   92.54
38    7.21     7.57    9.11    9.35   78   80.70   82.95   96.81   97.06
39    7.60     7.96    9.88   10.24   79   87.32   88.72  101.48  101.74
40    8.02     8.38   10.76   11.12   80   94.43   95.11  106.44  106.69

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                            FEMALE AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0       **     2.98     **      **
1              1.76                   41    7.06    7.42    9.29    9.53
2              1.76                   42    7.43    7.79    9.88   10.24
3              1.76                   43    7.70    8.18   10.58   10.94
4              1.76                   44    7.99    8.59   11.64   12.00
5              1.76                   45    8.42    9.02   12.70   13.06
6              1.76                   46    8.76    9.48   13.46   13.94
7              1.76                   47    9.24    9.96   14.34   14.82
8              1.76                   48    9.63   10.47   15.28   15.88
9              1.83                   49   10.06   11.02   16.52   17.12
10             1.90                   50   10.69   11.65   17.75   18.35
11             1.98                   51   11.57   12.53   19.04   19.76
12             2.12                   52   12.33   13.41   20.46   21.18
13             2.15                   53   13.21   14.29   21.75   22.59
14             2.24                   54   14.15   15.35   23.16   24.00
15             2.33                   55   14.92   16.24   24.57   25.41
16    2.30     2.42   2.76    2.88    56   15.62   16.94   25.69   26.65
17    2.40     2.52   2.88    3.00    57   16.38   17.82   26.92   27.88
18    2.51     2.63   3.06    3.18    58   17.15   18.71   28.04   29.12
19    2.62     2.74   3.13    3.25    59   18.03   19.59   29.27   30.35
20    2.73     2.85   3.28    3.40    60   19.26   20.82   31.04   32.12
21    2.85     2.97   3.43    3.55    61   20.73   22.41   33.21   34.41
22    2.98     3.10   3.58    3.70    62   22.73   24.53   35.60   36.92
23    3.12     3.24   3.74    3.86    63   25.08   27.00   36.75   38.19
24    3.25     3.37   3.92    4.04    64   27.61   29.65   37.97   39.53
25    3.41     3.53   4.10    4.22    65   30.19   32.47   39.19   40.87
26    3.56     3.68   4.29    4.41    66   32.23   34.59   39.74   41.52
27    3.73     3.85   4.49    4.61    67   33.48   35.93   40.14   42.12
28    3.90     4.02   4.71    4.83    68   33.83   36.35   41.44   42.92
29    4.09     4.21   4.93    5.05    69   34.44   36.92   43.19   44.63
30    4.28     4.40   5.17    5.29    70   35.49   38.12   45.32   46.67
31    4.37     4.61   5.42    5.54    71   37.48   40.19   47.97   49.20
32    4.59     4.83   5.69    5.81    72   39.99   42.75   51.10   52.29
33    4.82     5.06   5.97    6.09    73   43.05   45.85   54.79   55.89
34    5.06     5.30   6.27    6.39    74   46.75   49.51   59.11   60.04
35    5.32     5.56   6.58    6.70    75   50.82   53.53   63.83   64.47
36    5.59     5.83   6.79    7.03    76   55.39   57.93   68.68   69.06
37    5.76     6.12   7.14    7.38    77   60.51   62.76   73.61   73.86
38    6.06     6.42   7.50    7.74    78   66.49   68.31   79.00   79.26
39    6.38     6.74   7.88    8.12    79   73.50   74.73   84.97   85.22
40    6.71     7.07   8.58    8.82    80   81.21   81.89   91.60   91.86

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                      MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0        **    3.52      **      **
1              2.79                   41   10.98   11.62   15.60   16.06
2              2.79                   42   11.59   12.23   16.98   17.47
3              2.79                   43   12.10   12.89   18.22   18.85
4              2.79                   44   12.78   13.57   20.02   20.48
5              2.79                   45   13.35   14.30   21.71   22.35
6              2.79                   46   13.97   15.09   23.19   23.98
7              2.79                   47   14.96   16.06   24.66   25.61
8              2.79                   48   15.80   17.23   26.53   27.48
9              2.90                   49   16.96   18.39   28.40   29.35
10             3.04                   50   18.22   19.80   30.34   31.44
11             3.17                   51   19.69   21.43   32.65   33.77
12             3.48                   52   21.14   23.06   35.07   36.32
13             3.96                   53   22.79   24.68   37.93   39.36
14             4.18                   54   24.73   26.77   40.96   42.39
15             4.42                   55   26.73   29.11   44.07   45.65
16     4.73    4.88    5.65    5.81   56   28.91   31.44   47.06   48.40
17     5.19    5.35    6.12    6.27   57   31.31   33.99   48.33   48.40
18     5.43    5.59    6.36    6.51   58   33.95   36.81   48.40   48.40
19     5.43    5.59    6.36    6.51   59   36.65   39.82   48.40   48.40
20     5.43    5.59    6.58    6.75   60   39.75   43.08   48.40   48.40
21     5.43    5.59    6.67    6.97   61   43.32   46.82   48.40   48.40
22     5.43    5.59    6.67    6.97   62   45.58   48.40   48.40   48.40
23     5.43    5.59    6.89    7.22   63   46.97   48.40   48.40   48.40
24     5.43    5.59    7.13    7.44   64   48.40   48.40   48.40   48.40
25     5.43    5.59    7.13    7.44   65   48.40   48.40   48.40   48.40
26     5.50    5.65    7.13    7.44   66   48.40   48.40   48.40   48.40
27     5.74    5.92    7.13    7.44   67   48.40   48.40   48.40   48.40
28     6.03    6.18    7.13    7.44   68   48.12   48.12   48.40   48.40
29     6.31    6.47    7.37    7.70   69   47.85   47.85   48.35   48.35
30     6.60    6.78    7.83    8.14   70   47.62   47.62   48.28   48.28
31     6.93    7.08    8.14    8.47   71   47.42   47.42   48.21   48.21
32     7.28    7.44    8.56    8.89   72   47.24   47.24   48.18   48.18
33     7.66    7.81    9.02    9.33   73   47.06   47.06   48.17   48.17
34     8.03    8.18    9.50    9.81   74   46.79   46.86   48.14   48.14
35     8.45    8.60    9.99   10.32   75   46.44   46.79   47.85   47.85
36     8.87    9.04   10.54   10.85   76   46.06   46.44   46.81   46.81
37     9.35    9.50   11.11   11.42   77   45.38   46.06   45.65   45.65
38     9.50    9.99   12.01   12.34   78   44.08   45.38   44.37   44.37
39    10.03   10.49   13.02   13.51   79   42.67   42.67   42.96   42.96
40    10.58   11.04   14.19   14.67   80   41.12   41.12   41.41   41.41

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                           FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
0       **     2.90      **      **
1              2.31                   41    9.31    9.79   12.25   12.56
2              2.31                   42    9.79   10.27   13.02   13.51
3              2.31                   43   10.14   10.78   13.95   14.43
4              2.31                   44   10.54   11.33   15.36   15.84
5              2.31                   45   11.11   11.90   16.76   17.23
6              2.31                   46   11.55   12.50   17.75   18.39
7              2.31                   47   12.19   13.13   18.92   19.56
8              2.31                   48   12.72   13.82   20.17   20.97
9              2.40                   49   13.27   14.54   21.80   22.59
10             2.51                   50   14.10   15.36   23.43   24.22
11             2.62                   51   15.27   16.52   25.12   26.07
12             2.79                   52   16.28   17.69   26.99   27.94
13             2.82                   53   17.42   18.85   28.69   29.81
14             2.95                   54   18.68   20.26   30.56   31.68
15             3.06                   55   19.69   21.43   32.43   33.53
16    3.04     3.19    3.63    3.78   56   20.61   22.35   33.90   35.16
17    3.17     3.32    3.78    3.96   57   21.63   23.52   35.53   36.81
18    3.30     3.45    4.03    4.18   58   22.62   24.68   37.00   38.43
19    3.45     3.61    4.14    4.29   59   23.78   25.85   38.63   40.06
20    3.61     3.76    4.31    4.47   60   25.41   27.48   40.96   42.39
21    3.76     3.92    4.51    4.66   61   27.37   29.57   43.82   45.41
22    3.92     4.09    4.71    4.88   62   29.99   32.36   46.97   48.40
23    4.11     4.27    4.93    5.08   63   33.09   35.64   48.40   48.40
24    4.29     4.44    5.17    5.32   64   36.43   39.12   48.40   48.40
25    4.49     4.64    5.39    5.57   65   39.84   42.86   48.40   48.40
26    4.69     4.86    5.65    5.81   66   43.19   46.35   48.40   48.40
27    4.91     5.08    5.92    6.07   67   45.56   48.40   48.40   48.40
28    5.15     5.30    6.20    6.36   68   46.75   48.40   48.40   48.40
29    5.39     5.54    6.51    6.67   69   48.17   48.17   48.31   48.31
30    5.65     5.81    6.82    6.97   70   47.78   47.78   47.97   47.97
31    5.76     6.07    7.15    7.30   71   47.41   47.41   47.67   47.67
32    6.05     6.36    7.50    7.66   72   46.96   46.96   47.41   47.41
33    6.36     6.67    7.88    8.03   73   46.38   46.38   47.11   47.11
34    6.67     7.00    8.27    8.43   74   45.76   45.76   46.71   46.71
35    7.02     7.33    8.69    8.84   75   45.13   45.13   46.22   46.22
36    7.37     7.70    8.95    9.26   76   44.54   44.54   45.73   45.73
37    7.59     8.07    9.42    9.72   77   43.99   43.99   45.30   45.30
38    7.99     8.47    9.90   10.21   78   43.48   43.48   44.06   44.06
39    8.40     8.89   10.41   10.71   79   42.51   42.51   42.65   42.60
40    8.84     9.33   11.33   11.64   80   40.94   40.94   41.07   41.07

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX C

                         ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. The actual policy values, surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (average .59%), the mortality and expense risk charge (.68% current, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (average .12%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.65% using current charges, and 10.43% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.65% and -1.35% respectively using current charges, and 4.43% and -1.57% respectively using guaranteed charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,300 ANNUAL PREMIUM USING CURRENT CHARGES

                              DEATH BENEFIT                 POLICY VALUE              NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                     RETURN OF                      RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $ 1,365    $100,000  $100,000   $100,000   $   974   $ 1,040   $  1,105   $   114   $   180   $    245
2           2,798     100,000   100,000    100,000     1,927     2,119      2,319     1,067     1,259      1,459
3           4,303     100,000   100,000    100,000     2,858     3,238      3,650     1,998     2,378      2,790
4           5,883     100,000   100,000    100,000     3,764     4,396      5,108     2,904     3,536      4,248
5           7,542     100,000   100,000    100,000     4,647     5,597      6,710     3,787     4,737      5,850
6           9,285     100,000   100,000    100,000     5,504     6,839      8,466     4,687     6,022      7,649
7          11,114     100,000   100,000    100,000     6,334     8,123     10,393     5,560     7,349      9,619
8          13,035     100,000   100,000    100,000     7,138     9,452     12,510     6,407     8,721     11,779
9          15,051     100,000   100,000    100,000     7,913    10,825     14,835     7,225    10,137     14,147
10         17,169     100,000   100,000    100,000     8,660    12,245     17,391     8,058    11,643     16,789
15         29,455     100,000   100,000    100,000    11,898    20,060     34,577    11,726    19,888     34,405
20         45,135     100,000   100,000    100,000    14,076    29,119     62,690    14,076    29,119     62,690
25         65,147     100,000   100,000    145,763    14,646    39,435    108,778    14,646    39,435    108,778
30         90,689     100,000   100,000    223,577    13,050    54,100    183,260    13,050    51,400    183,260

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                              DEATH BENEFIT                 POLICY VALUE              NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                     RETURN OF                      RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $ 1,365    $100,000  $100,000   $100,000   $   945   $ 1,009   $  1,073   $    85   $   149   $    213
2           2,798     100,000   100,000    100,000     1,867     2,054      2,248     1,007     1,194      1,388
3           4,303     100,000   100,000    100,000     2,765     3,134      3,533     1,905     2,274      2,673
4           5,883     100,000   100,000    100,000     3,638     4,251      4,940     2,778     3,391      4,080
5           7,542     100,000   100,000    100,000     4,486     5,404      6,479     3,626     4,544      5,619
6           9,285     100,000   100,000    100,000     5,306     6,594      8,163     4,489     5,777      7,346
7          11,114     100,000   100,000    100,000     6,098     7,820     10,006     5,324     7,046      9,232
8          13,035     100,000   100,000    100,000     6,862     9,086     12,025     6,131     8,355     11,294
9          15,051     100,000   100,000    100,000     7,597    10,390     14,236     6,909     9,702     13,548
10         17,169     100,000   100,000    100,000     8,301    11,734     16,661     7,699    11,132     16,059
15         29,455     100,000   100,000    100,000    11,313    19,058     32,827    11,141    18,886     32,655
20         45,135     100,000   100,000    100,000    13,239    27,378     58,904    13,239    27,378     58,904
25         65,147     100,000   100,000    135,784    13,472    36,534    101,332    13,472    36,534    101,332
30         90,689     100,000   100,000    206,119    10,945    46,327    168,950    10,945    46,327    168,950

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,650 ANNUAL PREMIUM USING CURRENT CHARGES

                              DEATH BENEFIT                  POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                     RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  1,732   $100,000  $100,000   $100,000   $ 1,228   $ 1,311   $  1,394   $   196   $   279   $    362
2            3,552    100,000   100,000    100,000     2,430     2,673      2,926     1,398     1,641      1,894
3            5,462    100,000   100,000    100,000     3,596     4,077      4,598     2,564     3,045      3,566
4            7,467    100,000   100,000    100,000     4,727     5,526      6,426     3,695     4,494      5,394
5            9,573    100,000   100,000    100,000     5,823     7,023      8,428     4,791     5,991      7,396
6           11,784    100,000   100,000    100,000     6,886     8,751     10,625     5,906     7,590      9,644
7           14,106    100,000   100,000    100,000     7,905    10,161     13,026     6,977     9,232     12,098
8           16,544    100,000   100,000    100,000     8,882    11,798     15,657     8,005    10,921     14,780
9           19,104    100,000   100,000    100,000     9,817    13,485     18,544     8,992    12,659     17,719
10          21,791    100,000   100,000    100,000    10,712    15,225     21,718     9,990    14,503     20,996
15          37,385    100,000   100,000    100,000    14,393    24,658     43,027    14,187    24,452     42,821
20          57,287    100,000   100,000    122,295    16,391    35,356     77,895    16,391    35,356     77,895
25          82,687    100,000   100,000    179,594    16,277    47,748    134,025    16,277    47,748    134,025
30         115,105    100,000   100,000    273,320    13,065    62,604    224,033    13,065    62,604    224,033

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,650 ANNUAL PREMIUM USING GUARANTEED CHARGES

                              DEATH BENEFIT                  POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                     RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  1,732   $100,000  $100,000   $100,000   $ 1,173   $ 1,253   $  1,334   $   141   $   221   $    302
2            3,552    100,000   100,000    100,000     2,311     2,544      2,787     1,279     1,512      1,755
3            5,462    100,000   100,000    100,000     3,410     3,870      4,368     2,378     2,838      3,336
4            7,467    100,000   100,000    100,000     4,468     5,230      6,089     3,436     4,198      5,057
5            9,573    100,000   100,000    100,000     5,484     6,624      7,961     4,452     5,592      6,929
6           11,784    100,000   100,000    100,000     6,452     8,048      9,996     5,472     7,068      9,016
7           14,106    100,000   100,000    100,000     7,373     9,503     12,212     6,444     8,574     11,283
8           16,544    100,000   100,000    100,000     8,243    10,987     14,625     7,366    10,110     13,747
9           19,104    100,000   100,000    100,000     9,061    12,501     17,255     8,235    11,675     16,430
10          21,791    100,000   100,000    100,000     9,823    14,041     20,125     9,100    13,319     19,403
15          37,385    100,000   100,000    100,000    12,740    22,168     39,138    12,533    21,962     38,932
20          57,287    100,000   100,000    109,796    13,735    30,852     69,934    13,735    30,852     69,934
25          82,687    100,000   100,000    159,513    11,783    39,744    119,039    11,783    39,744    119,039
30         115,105    100,000   100,000    239,376     5,153    48,574    196,210     5,153    48,574    196,210

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a 90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $3,250 ANNUAL PREMIUM USING CURRENT CHARGES

                              DEATH BENEFIT                  POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                     RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  3,412   $100,000  $100,000   $100,000   $ 2,198  $  2,355   $  2,513   $     0  $      0   $      0
2            6,996    100,000   100,000    100,000     4,304     4,756      5,227     1,393     1,845      2,316
3           10,758    100,000   100,000    100,000     6,319     7,205      8,167     3,408     4,294      5,256
4           14,708    100,000   100,000    100,000     8,259     9,723     11,377     5,348     6,812      8,466
5           18,856    100,000   100,000    100,000    10,118    12,308     14,884     7,207     9,397     11,973
6           23,212    100,000   100,000    100,000    11,879    14,948     18,710     9,113    12,182     15,945
7           27,785    100,000   100,000    100,000    13,545    17,651     22,901    10,925    15,031     20,281
8           32,586    100,000   100,000    100,000    15,111    20,419     27,500    12,637    17,944     25,026
9           37,628    100,000   100,000    100,000    16,570    23,251     32,560    14,241    20,922     30,232
10          42,922    100,000   100,000    100,000    17,916    26,151     38,144    15,878    24,114     36,107
15          73,637    100,000   100,000    100,000    22,797    41,943     77,153    22,215    41,361     76,571
20         112,838    100,000   100,000    155,033    23,599    60,896    144,890    23,599    60,896    144,890
25         162,869    100,000   100,000    268,485    16,605    85,932    255,700    16,605    85,932    255,700
30         226,723          0   128,111    454,394         0   122,011    432,756         0   122,011    432,756

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $3,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                              DEATH BENEFIT                  POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                     RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  3,412   $100,000  $100,000   $100,000   $ 2,128   $ 2,281   $  2,434   $     0   $     0   $      0
2            6,996    100,000   100,000    100,000     4,159     4,598      5,055     1,248     1,687      2,144
3           10,758    100,000   100,000    100,000     6,094     6,952      7,883     3,183     4,041      4,972
4           14,708    100,000   100,000    100,000     7,927     9,341     10,938     5,016     6,430      8,027
5           18,856    100,000   100,000    100,000     9,651    11,759     14,240     6,740     8,848     11,329
6           23,212    100,000   100,000    100,000    11,260    14,204     17,816     8,495    11,438     15,050
7           27,785    100,000   100,000    100,000    12,746    16,670     21,694    10,126    14,051     19,074
8           32,586    100,000   100,000    100,000    14,094    19,149     25,906    11,620    16,675     23,431
9           37,628    100,000   100,000    100,000    15,293    21,633     30,489    12,964    19,304     28,160
10          42,922    100,000   100,000    100,000    16,328    24,115     35,493    14,291    22,077     33,455
15          73,637    100,000   100,000    100,000    18,617    36,398     69,551    18,035    35,816     68,969
20         112,838    100,000   100,000    138,383    13,393    47,785    129,330    13,393    47,785    129,330
25         162,869          0   100,000    237,758         0    56,866    226,437         0    56,866    226,437
30         226,723          0   100,000    396,592         0    61,813    377,707         0    61,813    377,707

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $4,250 ANNUAL PREMIUM USING CURRENT CHARGES

                              DEATH BENEFIT                  POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END    ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                     RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  4,462   $100,000  $100,000   $100,000   $ 2,676  $  2,875   $  3,075   $     0  $      0   $      0
2            9,148    100,000   100,000    100,000     5,248     5,817      6,411       683     1,252      1,846
3           14,068    100,000   100,000    100,000     7,713     8,825     10,034     3,148     4,260      5,469
4           19,234    100,000   100,000    100,000    10,075    11,911     13,988     5,510     7,346      9,423
5           24,658    100,000   100,000    100,000    12,330    15,076     18,315     7,765    10,511     13,750
6           30,354    100,000   100,000    100,000    14,472    18,325     23,062    10,136    13,988     18,726
7           36,334    100,000   100,000    100,000    16,509    21,673     28,298    12,400    17,564     24,190
8           42,613    100,000   100,000    100,000    18,415    25,108     34,076    14,534    21,227     30,196
9           49,206    100,000   100,000    100,000    20,187    28,640     40,479    16,535    24,988     36,827
10          56,129    100,000   100,000    100,000    21,812    32,275     47,604    18,617    29,079     44,408
15          96,294    100,000   100,000    114,991    27,845    52,884     99,130    26,932    51,971     98,217
20         147,557    100,000   100,000    198,847    29,969    80,685    185,839    29,679    80,685    185,839
25         212,982    100,000   127,044    344,014    24,109   120,994    327,632    24,109   120,994    327,632
30         296,483    100,000   178,926    581,597     5,277   170,406    553,902     5,277   170,406    553,902

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                                  MULTI FUND(R)

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $4,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                              DEATH BENEFIT                  POLICY VALUE             NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                     RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1         $  4,462   $100,000  $100,000   $100,000   $ 2,326   $ 2,512   $  2,699   $     0   $     0   $      0
2            9,148    100,000   100,000    100,000     4,513     5,032      5,574         0       467      1,009
3           14,068    100,000   100,000    100,000     6,560     7,560      8,650     1,995     2,995      4,085
4           19,234    100,000   100,000    100,000     8,464    10,098     11,952     3,899     5,533      7,387
5           24,658    100,000   100,000    100,000    10,222    12,643     15,509     5,657     8,078     10,944
6           30,354    100,000   100,000    100,000    11,822    15,188     19,351     7,485    10,852     15,015
7           36,334    100,000   100,000    100,000    13,246    17,723     23,510     9,138    13,615     19,401
8           42,613    100,000   100,000    100,000    14,476    20,236     28,024    10,596    16,356     24,144
9           49,206    100,000   100,000    100,000    15,491    22,713     32,945    11,839    19,061     29,293
10          56,129    100,000   100,000    100,000    16,270    25,147     38,341    13,075    21,952     35,145
15          96,294    100,000   100,000    100,000    16,103    36,689     76,553    15,190    35,776     75,640
20         147,557    100,000   100,000    155,932     5,276    46,569    145,731     5,276    46,569    145,731
25         212,982          0   100,000    270,203         0    52,631    257,336         0    52,631    257,336
30         296,483          0   100,000    451,581         0    50,582    430,077         0    50,582    430,077

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

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market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

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     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

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-    Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

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credits and excess interest for dollar cost averaging contracts are considered
DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                                                                                 MORTALITY &
                                                                                                   EXPENSE
                                                       CONTRACT                     CONTRACT      GUARANTEE
                                                      PURCHASES                   REDEMPTIONS      CHARGES
                                                      DUE FROM                      DUE TO       PAYABLE TO
                                                     THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                    NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                      INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                             INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Smid Cap Growth
   Standard Class                      $ 3,469,790     $   --       $ 3,469,790     $ 2,711         $ 65       $3,467,014
Delaware VIP Value Standard Class        2,258,260         --         2,258,260          --           42        2,258,218
LVIP Delaware Bond Standard Class        3,453,999         --         3,453,999          --           64        3,453,935
LVIP Delaware Foundation Aggressive
   Allocation Standard Class             2,944,133      1,467         2,945,600          --           55        2,945,545
LVIP Delaware Foundation Conservative
   Allocation Standard Class             3,138,716         --         3,138,716          --           58        3,138,658
LVIP Delaware Growth and Income
   Standard Class                       12,881,011         --        12,881,011       5,708          240       12,875,063
LVIP Delaware Social Awareness
   Standard Class                        9,688,855         --         9,688,855      21,711          181        9,666,963
LVIP Delaware Special Opportunities
   Standard Class                        9,801,657        148         9,801,805          --          183        9,801,622
LVIP Janus Capital Appreciation
   Standard Class                        8,123,439        162         8,123,601          --          152        8,123,449
LVIP Mondrian International Value
   Standard Class                        7,114,748         --         7,114,748           3          132        7,114,613
LVIP Money Market Standard Class         1,419,173         --         1,419,173          --           26        1,419,147
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                 5,491,321         --         5,491,321       2,447          103        5,488,771
LVIP Wells Fargo Intrinsic Value
   Standard Class                        8,289,020         --         8,289,020       7,445          154        8,281,421

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010

                                                                     DIVIDENDS
                                                                       FROM       MORTALITY AND         NET
                                                                    INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2008
   Delaware VIP Trend Standard Class                                 $     --       $ (23,599)       $(23,599)
   Delaware VIP Value Standard Class                                   80,580         (18,846)         61,734
   LVIP Delaware Bond Standard Class                                  150,468         (21,380)        129,088
   LVIP Delaware Growth and Income Standard Class                     201,310        (108,330)         92,980
   LVIP Delaware Foundation Conservative Allocation Standard Class     86,869         (24,380)         62,489
   LVIP Delaware Social Awareness Standard Class                      104,689         (82,209)         22,480
   LVIP Delaware Special Opportunities Standard Class                 114,427         (71,867)         42,560
   LVIP Wells Fargo Intrinsic Value Standard Class                    158,606         (71,799)         86,807
   LVIP Janus Capital Appreciation Standard Class                      66,047         (68,084)         (2,037)
   LVIP Mondrian International Value Standard Class                   494,753         (70,517)        424,236
   LVIP Money Market Standard Class                                    37,947         (11,348)         26,599
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             --         (36,477)        (36,477)
   LVIP Delaware Foundation Aggressive Allocation Standard Class      178,571         (18,988)        159,583
YEAR ENDED DECEMBER 31, 2009
   Delaware VIP Trend Standard Class                                 $     --       $ (16,703)       $(16,703)
   Delaware VIP Value Standard Class                                   66,882         (13,629)         53,253
   LVIP Delaware Bond Standard Class                                  139,429         (21,645)        117,784
   LVIP Delaware Foundation Aggressive Allocation Standard Class       41,292         (15,140)         26,152
   LVIP Delaware Foundation Conservative Allocation Standard Class     80,996         (19,070)         61,926
   LVIP Delaware Growth and Income Standard Class                     125,389         (76,451)         48,938
   LVIP Delaware Social Awareness Standard Class                       59,643         (57,891)          1,752
   LVIP Delaware Special Opportunities Standard Class                  71,574         (50,673)         20,901
   LVIP Janus Capital Appreciation Standard Class                      60,554         (48,651)         11,903
   LVIP Mondrian International Value Standard Class                   233,707         (48,025)        185,682
   LVIP Money Market Standard Class                                     5,853         (13,066)         (7,213)
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          3,880         (27,164)        (23,284)
   LVIP Wells Fargo Intrinsic Value Standard Class                     81,895         (48,156)         33,739
YEAR ENDED DECEMBER 31, 2010
   Delaware VIP Smid Cap Growth Standard Class                       $     --       $  (5,281)       $ (5,281)
   Delaware VIP Trend Standard Class                                       --         (15,665)        (15,665)
   Delaware VIP Value Standard Class                                   52,578         (14,497)         38,081
   LVIP Delaware Bond Standard Class                                  119,603         (23,588)         96,015
   LVIP Delaware Foundation Aggressive Allocation Standard Class       76,014         (19,121)         56,893
   LVIP Delaware Foundation Conservative Allocation Standard Class     52,279         (20,805)         31,474
   LVIP Delaware Growth and Income Standard Class                     115,824         (83,132)         32,692
   LVIP Delaware Social Awareness Standard Class                       55,066         (63,241)         (8,175)
   LVIP Delaware Special Opportunities Standard Class                  64,122         (59,821)          4,301
   LVIP Janus Capital Appreciation Standard Class                      56,660         (53,060)          3,600
   LVIP Mondrian International Value Standard Class                   233,614         (48,433)        185,181
   LVIP Money Market Standard Class                                       682          (9,895)         (9,213)
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             --         (32,855)        (32,855)
   LVIP Wells Fargo Intrinsic Value Standard Class                     77,066         (53,427)         23,639

                                                                                      DIVIDENDS
                                                                                        FROM           TOTAL
                                                                     NET REALIZED   NET REALIZED   NET REALIZED
                                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)
SUBACCOUNT                                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2008
   Delaware VIP Trend Standard Class                                  $ (55,530)     $  699,479     $  643,949
   Delaware VIP Value Standard Class                                    (40,394)        231,353        190,959
   LVIP Delaware Bond Standard Class                                     (8,902)          1,154         (7,748)
   LVIP Delaware Growth and Income Standard Class                      (347,107)      1,637,549      1,290,442
   LVIP Delaware Foundation Conservative Allocation Standard Class      (68,533)        349,695        281,162
   LVIP Delaware Social Awareness Standard Class                        (39,103)        724,016        684,913
   LVIP Delaware Special Opportunities Standard Class                   150,995         901,356      1,052,351
   LVIP Wells Fargo Intrinsic Value Standard Class                     (352,868)        910,239        557,371
   LVIP Janus Capital Appreciation Standard Class                       (21,428)             --        (21,428)
   LVIP Mondrian International Value Standard Class                     166,767         679,419        846,186
   LVIP Money Market Standard Class                                          (1)              7              6
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          (85,133)             --        (85,133)
   LVIP Delaware Foundation Aggressive Allocation Standard Class        (32,330)        253,223        220,893
YEAR ENDED DECEMBER 31, 2009
   Delaware VIP Trend Standard Class                                  $(218,204)     $       --     $ (218,204)
   Delaware VIP Value Standard Class                                   (184,831)             --       (184,831)
   LVIP Delaware Bond Standard Class                                     (1,017)             --         (1,017)
   LVIP Delaware Foundation Aggressive Allocation Standard Class       (115,849)             --       (115,849)
   LVIP Delaware Foundation Conservative Allocation Standard Class     (140,385)             --       (140,385)
   LVIP Delaware Growth and Income Standard Class                      (844,782)             --       (844,782)
   LVIP Delaware Social Awareness Standard Class                       (473,172)        441,965        (31,207)
   LVIP Delaware Special Opportunities Standard Class                  (261,655)        225,183        (36,472)
   LVIP Janus Capital Appreciation Standard Class                      (275,573)             --       (275,573)
   LVIP Mondrian International Value Standard Class                    (202,687)         52,917       (149,770)
   LVIP Money Market Standard Class                                          --              22             22
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         (240,966)             --       (240,966)
   LVIP Wells Fargo Intrinsic Value Standard Class                     (958,187)             --       (958,187)
YEAR ENDED DECEMBER 31, 2010
   Delaware VIP Smid Cap Growth Standard Class                        $  16,022      $       --     $   16,022
   Delaware VIP Trend Standard Class                                    146,243         121,071        267,314
   Delaware VIP Value Standard Class                                    (65,530)             --        (65,530)
   LVIP Delaware Bond Standard Class                                     40,217          69,495        109,712
   LVIP Delaware Foundation Aggressive Allocation Standard Class        (48,696)             --        (48,696)
   LVIP Delaware Foundation Conservative Allocation Standard Class      (67,180)             --        (67,180)
   LVIP Delaware Growth and Income Standard Class                      (411,373)             --       (411,373)
   LVIP Delaware Social Awareness Standard Class                       (131,752)             --       (131,752)
   LVIP Delaware Special Opportunities Standard Class                    55,616              --         55,616
   LVIP Janus Capital Appreciation Standard Class                         7,567              --          7,567
   LVIP Mondrian International Value Standard Class                     (38,543)             --        (38,543)
   LVIP Money Market Standard Class                                          --               6              6
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          (29,350)             --        (29,350)
   LVIP Wells Fargo Intrinsic Value Standard Class                     (281,032)             --       (281,032)

                                                                      NET CHANGE      NET INCREASE
                                                                     IN UNREALIZED     (DECREASE)
                                                                    APPRECIATION OR   IN NET ASSETS
                                                                     DEPRECIATION       RESULTING
SUBACCOUNT                                                          ON INVESTMENTS   FROM OPERATIONS
----------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2008
   Delaware VIP Trend Standard Class                                  $(2,676,795)     $(2,056,445)
   Delaware VIP Value Standard Class                                   (1,386,777)      (1,134,084)
   LVIP Delaware Bond Standard Class                                     (239,009)        (117,669)
   LVIP Delaware Growth and Income Standard Class                      (8,151,447)      (6,768,025)
   LVIP Delaware Foundation Conservative Allocation Standard Class     (1,447,307)      (1,103,656)
   LVIP Delaware Social Awareness Standard Class                       (5,509,132)      (4,801,739)
   LVIP Delaware Special Opportunities Standard Class                  (5,627,809)      (4,532,898)
   LVIP Wells Fargo Intrinsic Value Standard Class                     (5,671,047)      (5,026,869)
   LVIP Janus Capital Appreciation Standard Class                      (4,928,026)      (4,951,491)
   LVIP Mondrian International Value Standard Class                    (5,966,378)      (4,695,956)
   LVIP Money Market Standard Class                                            --           26,605
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         (2,633,500)      (2,755,110)
   LVIP Delaware Foundation Aggressive Allocation Standard Class       (1,432,738)      (1,052,262)
YEAR ENDED DECEMBER 31, 2009
   Delaware VIP Trend Standard Class                                  $ 1,315,136      $ 1,080,229
   Delaware VIP Value Standard Class                                      448,507          316,929
   LVIP Delaware Bond Standard Class                                      413,418          530,185
   LVIP Delaware Foundation Aggressive Allocation Standard Class          707,070          617,373
   LVIP Delaware Foundation Conservative Allocation Standard Class        649,432          570,973
   LVIP Delaware Growth and Income Standard Class                       3,239,112        2,443,268
   LVIP Delaware Social Awareness Standard Class                        2,227,539        2,198,084
   LVIP Delaware Special Opportunities Standard Class                   1,991,234        1,975,663
   LVIP Janus Capital Appreciation Standard Class                       2,581,971        2,318,301
   LVIP Mondrian International Value Standard Class                     1,290,634        1,326,546
   LVIP Money Market Standard Class                                            --           (7,191)
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          1,778,260        1,514,010
   LVIP Wells Fargo Intrinsic Value Standard Class                      2,344,723        1,420,275
YEAR ENDED DECEMBER 31, 2010
   Delaware VIP Smid Cap Growth Standard Class                        $   418,620      $   429,361
   Delaware VIP Trend Standard Class                                      300,610          552,259
   Delaware VIP Value Standard Class                                      324,498          297,049
   LVIP Delaware Bond Standard Class                                       50,774          256,501
   LVIP Delaware Foundation Aggressive Allocation Standard Class          303,322          311,519
   LVIP Delaware Foundation Conservative Allocation Standard Class        318,127          282,421
   LVIP Delaware Growth and Income Standard Class                       1,787,813        1,409,132
   LVIP Delaware Social Awareness Standard Class                        1,089,598          949,671
   LVIP Delaware Special Opportunities Standard Class                   2,261,265        2,321,182
   LVIP Janus Capital Appreciation Standard Class                         778,040          789,207
   LVIP Mondrian International Value Standard Class                       (58,814)          87,824
   LVIP Money Market Standard Class                                            --           (9,207)
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          1,273,582        1,211,377
   LVIP Wells Fargo Intrinsic Value Standard Class                      1,507,274        1,249,881

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2008, 2009 AND 2010

                                                            DELAWARE VIP                                        LVIP
                                                              SMID CAP        DELAWARE        DELAWARE        DELAWARE
                                                               GROWTH         VIP TREND       VIP VALUE         BOND
                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $       --     $ 4,566,715     $ 3,415,204      $3,066,677
Changes From Operations:
   - Net investment income (loss):                                   --         (23,599)         61,734         129,088
   - Net realized gain (loss) on investments                         --         643,949         190,959          (7,748)
   - Net change in unrealized appreciation or
     depreciation on investments                                     --      (2,676,795)     (1,386,777)       (239,009)
                                                             ----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   --      (2,056,445)     (1,134,084)       (117,669)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                              --         550,980         399,162         745,699
   - Contract withdrawals                                            --        (866,005)       (544,038)       (703,129)
                                                             ----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      --        (315,025)       (144,876)         42,570
                                                             ----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              --      (2,371,470)     (1,278,960)        (75,099)
                                                             ----------     -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2008                                      --       2,195,245       2,136,244       2,991,578
Changes From Operations:
   - Net investment income (loss)                                    --         (16,703)         53,253         117,784
   - Net realized gain (loss) on investments                         --        (218,204)       (184,831)         (1,017)
   - Net change in unrealized appreciation or
     depreciation on investments                                     --       1,315,136         448,507         413,418
                                                             ----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   --       1,080,229         316,929         530,185
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                              --         240,762         202,626         553,083
   - Contract withdrawals                                            --        (584,900)       (476,757)       (698,542)
                                                             ----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      --        (344,138)       (274,131)       (145,459)
                                                             ----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              --         736,091          42,798         384,726
                                                             ----------     -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2009                                      --       2,931,336       2,179,042       3,376,304
Changes From Operations:
   - Net investment income (loss)                                (5,281)        (15,665)         38,081          96,015
   - Net realized gain (loss) on investments                     16,022         267,314         (65,530)        109,712
   - Net change in unrealized appreciation or
     depreciation on investments                                418,620         300,610         324,498          50,774
                                                             ----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              429,361         552,259         297,049         256,501
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                       3,258,122         152,355         169,175         269,812
   - Contract withdrawals                                      (220,469)     (3,635,950)       (387,048)       (448,682)
                                                             ----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               3,037,653      (3,483,595)       (217,873)       (178,870)
                                                             ----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       3,467,014      (2,931,336)         79,176          77,631
                                                             ----------     -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2010                              $3,467,014     $        --     $ 2,258,218      $3,453,935
                                                             ==========     ===========     ===========      ==========

                                                                LVIP            LVIP
                                                              DELAWARE        DELAWARE          LVIP
                                                             FOUNDATION      FOUNDATION       DELAWARE
                                                             AGGRESSIVE     CONSERVATIVE       GROWTH
                                                             ALLOCATION      ALLOCATION      AND INCOME
                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 3,134,806     $ 4,232,048     $19,732,807
Changes From Operations:
   - Net investment income (loss):                              159,583          62,489          92,980
   - Net realized gain (loss) on investments                    220,893         281,162       1,290,442
   - Net change in unrealized appreciation or
     depreciation on investments                             (1,432,738)     (1,447,307)     (8,151,447)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (1,052,262)     (1,103,656)     (6,768,025)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         519,065         452,112       1,802,425
   - Contract withdrawals                                      (578,700)       (857,368)     (3,425,033)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (59,635)       (405,256)     (1,622,608)
                                                            -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,111,897)     (1,508,912)     (8,390,633)
                                                            -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                               2,022,909       2,723,136      11,342,174
Changes From Operations:
   - Net investment income (loss)                                26,152          61,926          48,938
   - Net realized gain (loss) on investments                   (115,849)       (140,385)       (844,782)
   - Net change in unrealized appreciation or
     depreciation on investments                                707,070         649,432       3,239,112
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              617,373         570,973       2,443,268
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         555,734         323,667       1,173,641
   - Contract withdrawals                                      (336,125)       (510,586)     (2,313,417)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 219,609        (186,919)     (1,139,776)
                                                            -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         836,982         384,054       1,303,492
                                                            -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                               2,859,891       3,107,190      12,645,666
Changes From Operations:
   - Net investment income (loss)                                56,893          31,474          32,692
   - Net realized gain (loss) on investments                    (48,696)        (67,180)       (411,373)
   - Net change in unrealized appreciation or
     depreciation on investments                                303,322         318,127       1,787,813
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              311,519         282,421       1,409,132
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         241,374         266,379       1,094,147
   - Contract withdrawals                                      (467,239)       (517,332)     (2,273,882)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (225,865)       (250,953)     (1,179,735)
                                                            -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          85,654          31,468         229,397
                                                            -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                             $ 2,945,545     $ 3,138,658     $12,875,063
                                                            ===========     ===========     ===========

                                                                LVIP            LVIP
                                                              DELAWARE        DELAWARE          LVIP
                                                               SOCIAL          SPECIAL     JANUS CAPITAL
                                                              AWARENESS     OPPORTUNITIES   APPRECIATION
                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $14,781,624     $13,084,530     $12,344,150
Changes From Operations:
   - Net investment income (loss):                               22,480          42,560          (2,037)
   - Net realized gain (loss) on investments                    684,913       1,052,351         (21,428)
   - Net change in unrealized appreciation or
     depreciation on investments                             (5,509,132)     (5,627,809)     (4,928,026)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (4,801,739)     (4,532,898)     (4,951,491)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                       1,243,391       1,149,833       1,581,375
   - Contract withdrawals                                    (2,710,385)     (2,351,796)     (2,224,546)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              (1,466,994)     (1,201,963)       (643,171)
                                                            -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (6,268,733)     (5,734,861)     (5,594,662)
                                                            -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                               8,512,891       7,349,669       6,749,488
Changes From Operations:
   - Net investment income (loss)                                 1,752          20,901          11,903
   - Net realized gain (loss) on investments                    (31,207)        (36,472)       (275,573)
   - Net change in unrealized appreciation or
     depreciation on investments                              2,227,539       1,991,234       2,581,971
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            2,198,084       1,975,663       2,318,301
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         845,934         635,602         705,461
   - Contract withdrawals                                    (1,846,121)     (1,484,875)     (1,661,590)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              (1,000,187)       (849,273)       (956,129)
                                                            -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,197,897       1,126,390       1,362,172
                                                            -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                               9,710,788       8,476,059       8,111,660
Changes From Operations:
   - Net investment income (loss)                                (8,175)          4,301           3,600
   - Net realized gain (loss) on investments                   (131,752)         55,616           7,567
   - Net change in unrealized appreciation or
     depreciation on investments                              1,089,598       2,261,265         778,040
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              949,671       2,321,182         789,207
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         792,077         585,350         655,050
   - Contract withdrawals                                    (1,785,573)     (1,580,969)     (1,432,468)
                                                            -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (993,496)       (995,619)       (777,418)
                                                            -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (43,825)      1,325,563          11,789
                                                            -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                             $ 9,666,963     $ 9,801,622     $ 8,123,449
                                                            ===========     ===========     ===========

See accompanying notes.

                                                                                                LVIP
                                                                                            T. ROWE PRICE       LVIP
                                                           LVIP MONDRIAN                     STRUCTURED     WELLS FARGO
                                                           INTERNATIONAL        LVIP           MID-CAP       INTRINSIC
                                                               VALUE        MONEY MARKET       GROWTH          VALUE
                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $13,003,476     $ 1,299,793     $ 6,758,539     $13,634,915
Changes From Operations:
   - Net investment income (loss):                              424,236          26,599         (36,477)         86,807
   - Net realized gain (loss) on investments                    846,186               6         (85,133)        557,371
   - Net change in unrealized appreciation or
     depreciation on investments                             (5,966,378)             --      (2,633,500)     (5,671,047)
                                                            -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (4,695,956)         26,605      (2,755,110)     (5,026,869)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                       1,292,626       2,058,121         827,324       1,189,549
   - Contract withdrawals                                    (2,103,956)     (1,449,771)     (1,280,420)     (2,299,113)
                                                            -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (811,330)        608,350        (453,096)     (1,109,564)
                                                            -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (5,507,286)        634,955      (3,208,206)     (6,136,433)
                                                            -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                               7,496,190       1,934,748       3,550,333       7,498,482
Changes From Operations:
   - Net investment income (loss)                               185,682          (7,213)        (23,284)         33,739
   - Net realized gain (loss) on investments                   (149,770)             22        (240,966)       (958,187)
   - Net change in unrealized appreciation or
     depreciation on investments                              1,290,634              --       1,778,260       2,344,723
                                                            -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            1,326,546          (7,191)      1,514,010       1,420,275
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         565,122         520,069         443,399         722,281
   - Contract withdrawals                                    (1,484,421)       (928,218)       (852,157)     (1,846,968)
                                                            -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (919,299)       (408,149)       (408,758)     (1,124,687)
                                                            -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         407,247        (415,340)      1,105,252         295,588
                                                            -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                               7,903,437       1,519,408       4,655,585       7,794,070
Changes From Operations:
   - Net investment income (loss)                               185,181          (9,213)        (32,855)         23,639
   - Net realized gain (loss) on investments                    (38,543)              6         (29,350)       (281,032)
   - Net change in unrealized appreciation or
     depreciation on investments                                (58,814)             --       1,273,582       1,507,274
                                                            -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               87,824          (9,207)      1,211,377       1,249,881
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                         494,508         208,957         422,806         651,697
   - Contract withdrawals                                    (1,371,156)       (300,011)       (800,997)     (1,414,227)
                                                            -----------     -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (876,648)        (91,054)       (378,191)       (762,530)
                                                            -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (788,824)       (100,261)        833,186         487,351
                                                            -----------     -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                             $ 7,114,613     $ 1,419,147     $ 5,488,771     $ 8,281,421
                                                            ===========     ===========     ===========     ===========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account K (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 17, 1994, are part of the operations of the Company. The Variable Account only offers one product (Multi-Fund(R) Variable Life) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which may be invested in shares of one of thirteen mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Value Standard Class Series

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP Wells Fargo Intrinsic Value Standard Class Fund

*    Denotes an affiliate of The Company.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2009, the LVIP FI Equity Income Standard Class Fund changed its name to the LVIP Wells Fargo Intrinsic Value Standard Class Fund.

Also during 2009, the LVIP Delaware Managed Standard Class Fund merged into the LVIP Delaware Conservative Aggressive Allocation Standard Class Fund and the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at a current annual rate of .68% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of each premium payment to cover the Company's state taxes and federal income tax liabilities. Amounts retained during 2010, 2009 and 2008, by the Company for such charges were $231,806, $156,638 and $118,099, respectively.

Other charges which are paid to the Company by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and surrender charges. These other charges for 2010, 2009 and 2008, amounted to $6,462,212, $7,095,802 and $7,555,297, respectively.

The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate the Company for continuing administration of the policies, premium billing, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be charged each time a policy owner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policy owner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                                                                                                     INVESTMENT
                                         COMMENCEMENT                              UNITS                   TOTAL      INCOME
SUBACCOUNT                         YEAR     DATE(1)    FEE RATE(1)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(2)   RATIO(3)
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP GLOBAL BOND STANDARD CLASS
                                   2007                   0.00%        $  --            --   $        --     0.00%     11.12%
                                   2006                   0.68%         1.76       274,827       482,739     2.47%      2.10%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
                                   2010       10/8/10     0.68%         2.97     1,167,494     3,467,014    13.60%      0.00%
DELAWARE VIP TREND STANDARD CLASS
                                   2009                   0.68%         2.18     1,344,064     2,931,336    53.68%      0.00%
                                   2008                   0.68%         1.42     1,546,852     2,195,245   -47.10%      0.00%
                                   2007                   0.68%         2.68     1,702,272     4,566,715    10.00%      0.00%
                                   2006                   0.68%         2.44     1,833,840     4,472,506     6.86%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
                                   2010                   0.68%         2.17     1,041,693     2,258,218    14.84%      2.47%
                                   2009                   0.68%         1.89     1,154,360     2,179,042    17.16%      3.33%
                                   2008                   0.68%         1.61     1,325,932     2,136,244   -33.88%      2.91%
                                   2007                   0.68%         2.44     1,401,684     3,415,204    -3.38%      1.62%
                                   2006                   0.68%         2.52     1,457,342     3,675,106    23.26%      1.49%
LVIP DELAWARE BOND STANDARD CLASS
                                   2010                   0.68%         2.72     1,271,964     3,453,935     7.75%      3.45%
                                   2009                   0.68%         2.52     1,339,785     3,376,304    18.10%      4.38%
                                   2008                   0.68%         2.13     1,401,931     2,991,578    -3.58%      4.79%
                                   2007                   0.68%         2.21     1,385,634     3,066,677     4.73%      4.89%
                                   2006                   0.68%         2.11     1,493,825     3,156,791     4.00%      4.28%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
                                   2010                   0.68%         2.66     1,108,419     2,945,545    11.72%      2.70%
                                   2009                   0.68%         2.38     1,202,314     2,859,891    31.10%      1.85%
                                   2008                   0.68%         1.81     1,114,909     2,022,909   -33.68%      6.40%
                                   2007                   0.68%         2.74     1,145,898     3,134,806     5.65%      1.69%
                                   2006                   0.68%         2.59     1,214,909     3,145,782    13.73%      1.31%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
                                   2010                   0.68%         2.74     1,146,198     3,138,658     9.68%      1.71%
                                   2009                   0.68%         2.50     1,244,576     3,107,190    22.01%      2.89%
                                   2008                   0.68%         2.05     1,330,844     2,723,136   -27.45%      2.43%
                                   2007                   0.68%         2.82     1,500,477     4,232,048     3.87%      2.37%
                                   2006                   0.68%         2.72     1,590,144     4,317,650     9.82%      2.36%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
                                   2010                   0.68%         2.95     4,357,312    12,875,063    12.17%      0.95%
                                   2009                   0.68%         2.63     4,800,530    12,645,666    23.83%      1.11%
                                   2008                   0.68%         2.13     5,331,959    11,342,174   -36.20%      1.27%
                                   2007                   0.68%         3.33     5,917,952    19,732,807     5.40%      1.15%
                                   2006                   0.68%         3.16     6,543,665    20,701,328    11.60%      1.23%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
                                   2010                   0.68%         3.81     2,536,833     9,666,963    10.81%      0.59%
                                   2009                   0.68%         3.44     2,823,891     9,710,788    29.12%      0.70%
                                   2008                   0.68%         2.66     3,196,414     8,512,891   -34.86%      0.87%
                                   2007                   0.68%         4.09     3,615,626    14,781,624     2.27%      0.84%
                                   2006                   0.68%         4.00     3,940,085    15,750,806    11.55%      0.87%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
                                   2010                   0.68%         4.88     2,009,325     9,801,622    29.75%      0.73%
                                   2009                   0.68%         3.76     2,254,543     8,476,059    29.56%      0.96%
                                   2008                   0.68%         2.90     2,532,817     7,349,669   -37.06%      1.08%
                                   2007                   0.68%         4.61     2,837,934    13,084,530     3.10%      0.94%
                                   2006                   0.68%         4.47     3,019,508    13,502,745    15.27%      1.26%

                                                                                                                    INVESTMENT
                                         COMMENCEMENT                              UNITS                   TOTAL     INCOME
SUBACCOUNT                         YEAR     DATE(1)    FEE RATE(1)  UNIT VALUE  OUTSTANDING  NET ASSETS  RETURN(2)   RATIO(3)
------------------------------------------------------------------------------------------------------------------------------
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
                                   2010                   0.68%        $2.81      2,891,126  $8,123,449    10.59%      0.73%
                                   2009                   0.68%         2.54      3,192,709   8,111,660    37.59%      0.85%
                                   2008                   0.68%         1.85      3,655,080   6,749,488   -41.22%      0.66%
                                   2007                   0.68%         3.14      3,927,249  12,344,150    19.60%      0.27%
                                   2006                   0.68%         2.63      4,169,930  10,953,556     8.93%      0.18%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
                                   2010                   0.68%         2.73      2,606,950   7,114,613     1.77%      3.28%
                                   2009                   0.68%         2.68      2,947,231   7,903,437    20.41%      3.31%
                                   2008                   0.68%         2.23      3,365,977   7,496,190   -37.08%      4.78%
                                   2007                   0.68%         3.54      3,673,557  13,003,476    10.73%      1.97%
                                   2006                   0.68%         3.20      3,843,881  12,287,618    29.12%      3.00%
LVIP MONEY MARKET STANDARD CLASS
                                   2010                   0.68%         1.56        910,604   1,419,147    -0.63%      0.05%
                                   2009                   0.68%         1.57        968,787   1,519,408    -0.38%      0.30%
                                   2008                   0.68%         1.57      1,228,947   1,934,748     1.65%      2.28%
                                   2007                   0.68%         1.55        839,256   1,299,793     4.25%      4.84%
                                   2006                   0.68%         1.49        486,617     722,889     3.97%      4.55%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
                                   2010                   0.68%         2.39      2,299,824   5,488,771    27.50%      0.00%
                                   2009                   0.68%         1.87      2,487,170   4,655,585    45.35%      0.10%
                                   2008                   0.68%         1.29      2,756,864   3,550,333   -43.17%      0.00%
                                   2007                   0.68%         2.27      2,982,736   6,758,539    12.82%      0.00%
                                   2006                   0.68%         2.01      3,267,642   6,562,948     8.53%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
                                   2010                   0.68%         3.21      2,579,027   8,281,421    17.13%      0.98%
                                   2009                   0.68%         2.74      2,843,024   7,794,070    22.46%      1.16%
                                   2008                   0.68%         2.24      3,349,640   7,498,482   -38.74%      1.50%
                                   2007                   0.68%         3.65      3,731,246  13,634,915     3.65%      1.18%
                                   2006                   0.68%         3.53      3,996,913  14,091,772    10.51%      1.29%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                  AGGREGATE   AGGREGATE
                                                                   COST OF    PROCEEDS
SUBACCOUNT                                                        PURCHASES  FROM SALES
---------------------------------------------------------------------------------------
Delaware VIP Smid Cap Growth Standard Class                      $3,235,143   $ 199,995
Delaware VIP Trend Standard Class                                   157,940   3,535,858
Delaware VIP Value Standard Class                                   124,844     304,589
LVIP Delaware Bond Standard Class                                   448,215     461,452
LVIP Delaware Foundation Aggressive Allocation Standard Class       162,550     332,104
LVIP Delaware Foundation Conservative Allocation Standard Class     228,563     447,468
LVIP Delaware Growth and Income Standard Class                      261,096   1,402,223
LVIP Delaware Social Awareness Standard Class                       118,929   1,102,156
LVIP Delaware Special Opportunities Standard Class                  182,602   1,178,456
LVIP Janus Capital Appreciation Standard Class                      159,294     929,850
LVIP Mondrian International Value Standard Class                    307,659     998,349
LVIP Money Market Standard Class                                    213,304     313,567
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          94,467     504,185
LVIP Wells Fargo Intrinsic Value Standard Class                     130,973     862,142

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                            NET
                                                                  SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                                        OWNED    VALUE   OF SHARES   COST OF SHARES
-------------------------------------------------------------------------------------------------------------
Delaware VIP Smid Cap Growth Standard Class                      156,156  $22.22  $ 3,469,790   $ 3,051,170
Delaware VIP Value Standard Class                                136,947   16.49    2,258,260     2,446,499
LVIP Delaware Bond Standard Class                                252,209   13.70    3,453,999     3,226,360
LVIP Delaware Foundation Aggressive Allocation Standard Class    237,891   12.38    2,944,133     3,107,691
LVIP Delaware Foundation Conservative Allocation Standard Class  223,142   14.07    3,138,716     3,376,076
LVIP Delaware Growth and Income Standard Class                   444,756   28.96   12,881,011    15,046,212
LVIP Delaware Social Awareness Standard Class                    316,909   30.57    9,688,855     9,849,344
LVIP Delaware Special Opportunities Standard Class               249,260   39.32    9,801,657     7,850,862
LVIP Janus Capital Appreciation Standard Class                   377,782   21.50    8,123,439     7,406,645
LVIP Mondrian International Value Standard Class                 460,591   15.45    7,114,748     7,158,572
LVIP Money Market Standard Class                                 141,917   10.00    1,419,173     1,419,173
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class      380,549   14.43    5,491,321     4,900,255
LVIP Wells Fargo Intrinsic Value Standard Class                  620,296   13.36    8,289,020     9,893,173

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                    UNITS      UNITS    NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
Delaware VIP Smid Cap Growth Standard Class                      1,254,963     (87,469)   1,167,494
Delaware VIP Trend Standard Class                                   96,387  (1,440,451)  (1,344,064)
Delaware VIP Value Standard Class                                  107,177    (219,844)    (112,667)
LVIP Delaware Bond Standard Class                                  179,858    (247,679)     (67,821)
LVIP Delaware Foundation Aggressive Allocation Standard Class      110,604    (204,499)     (93,895)
LVIP Delaware Foundation Conservative Allocation Standard Class    129,464    (227,842)     (98,378)
LVIP Delaware Growth and Income Standard Class                     470,065    (913,283)    (443,218)
LVIP Delaware Social Awareness Standard Class                      251,029    (538,087)    (287,058)
LVIP Delaware Special Opportunities Standard Class                 184,529    (429,747)    (245,218)
LVIP Janus Capital Appreciation Standard Class                     303,173    (604,756)    (301,583)
LVIP Mondrian International Value Standard Class                   233,070    (573,351)    (340,281)
LVIP Money Market Standard Class                                   205,678    (263,861)     (58,183)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        264,652    (451,998)    (187,346)
LVIP Wells Fargo Intrinsic Value Standard Class                    251,661    (515,658)    (263,997)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                    UNITS      UNITS    NET INCREASE
SUBACCOUNT                                                         ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------
Delaware VIP Trend Standard Class                                  231,064    (433,852)    (202,788)
Delaware VIP Value Standard Class                                  174,939    (346,511)    (171,572)
LVIP Delaware Bond Standard Class                                  321,198    (383,344)     (62,146)
LVIP Delaware Foundation Aggressive Allocation Standard Class      320,647    (233,242)      87,405
LVIP Delaware Foundation Conservative Allocation Standard Class    204,425    (290,693)     (86,268)
LVIP Delaware Growth and Income Standard Class                     687,896  (1,219,325)    (531,429)
LVIP Delaware Social Awareness Standard Class                      391,870    (764,393)    (372,523)
LVIP Delaware Special Opportunities Standard Class                 287,838    (566,112)    (278,274)
LVIP Janus Capital Appreciation Standard Class                     443,324    (905,695)    (462,371)
LVIP Mondrian International Value Standard Class                   380,369    (799,115)    (418,746)
LVIP Money Market Standard Class                                   511,386    (771,546)    (260,160)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        406,848    (676,542)    (269,694)
LVIP Wells Fargo Intrinsic Value Standard Class                    410,403    (917,019)    (506,616)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                                   UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                        ISSUED     REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------------------
Delaware VIP Trend Standard Class                                  260,952    (416,372)    (155,420)
Delaware VIP Value Standard Class                                  197,847    (273,599)     (75,752)
LVIP Delaware Bond Standard Class                                  339,055    (322,758)      16,297
LVIP Delaware Growth and Income Standard Class                     645,421  (1,231,414)    (585,993)
LVIP Delaware Foundation Conservative Allocation Standard Class    180,529    (350,162)    (169,633)
LVIP Delaware Social Awareness Standard Class                      358,701    (777,913)    (419,212)
LVIP Delaware Special Opportunities Standard Class                 296,939    (602,056)    (305,117)
LVIP Wells Fargo Intrinsic Value Standard Class                    404,510    (786,116)    (381,606)
LVIP Janus Capital Appreciation Standard Class                     606,208    (878,377)    (272,169)
LVIP Mondrian International Value Standard Class                   445,651    (753,231)    (307,580)
LVIP Money Market Standard Class                                 1,318,538    (928,847)     389,691
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        444,994    (670,866)    (225,872)
LVIP Delaware Foundation Aggressive Allocation Standard Class      214,531    (245,520)     (30,989)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account K

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account K ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations and changes in net assets for each of the three years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account K at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 21, 2011

                                     PART II

                     CONTENTS OF THIS REGISTRATION STATEMENT

This filing is made pursuant to Rule 6e-3(T)

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 INDEMNIFICATION

(a)  Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

     Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment No. 18 to the Registration Statement comprises the following papers and documents:

-    The facing sheet.

- A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

-    The Prospectus.

-    The undertaking to file reports

-    Indemnification

- The representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

-    The signatures

-    Power of Attorney

-    The written opinions/consents of the following persons:

          John L. Reizian
          Thomas Mylander, FSA, MAAA
          Independent Registered Public Accounting Firm

     The following exhibits:

          1. (1) Certified Resolution of the Board of Directors of the Company establishing the Account.(2)

               (2)  Not applicable.

               (3)  (a)  Selling Agreement between The Lincoln National Life
                         Insurance Company and Lincoln Financial Distributor(3); and amendments(3(a))

                    (b)  Not applicable.

               (4)  Not applicable.

               (5)  (a)  Application.(2)

                    (b)  Policy.(2)

               (6)  (a)  Articles of Incorporation of the Company.(1)

                    (b)  By-Laws of the Company.(1)

               (7)  Not applicable.

               (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

                    (a)  Delaware VIP Trust(5)

                    (b)  Lincoln Variable Insurance Products Trust(6)

               (9)  (a)  Proposed Form of Indemnification Agreement (Revised).*

                    (b) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(4)

               (10) Form of Application see Exhibit 1(5)(a)

          2.   See Exhibit 1(5)(b)

          3.   Opinion and Consent of John L. Reizian

          4.   Not applicable.

          5.   Opinion and Consent of Thomas Mylander, FSA, MAAA

          6. Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

          7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.(2)

          8.   N/A

          9.   Other Exhibits.

----------
*      Previously filed as an Exhibit to the Registration Statement.

(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.

(2) Incorporated by reference to registrant's Post-Effective Amendment No. 4 (File No. 033-76432) filed on April 23, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(3(a)) Incorporated by reference to Post-Effective Amendment No. 1 Form S-6
       (File No. 333-82663) filed on April 13, 2000.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(5) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(6) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account K has caused this Post-Effective Amendment No. 18 to the Registration Statement (File No. 033-76432; 811-08412; CIK: 0000920370), to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 21st day of April, 2011. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.
                                     LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
                                     LIFE ACCOUNT K
                                     (REGISTRANT)


                                By   /s/ Joshua R. Durand
                                     -------------------------------------------
                                     Joshua R. Durand
                                     Assistant Vice President
                                     The Lincoln National Life Insurance Company




                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                     (DEPOSITOR)


                                By   /s/ Joshua R. Durand
                                     -------------------------------------------
                                     Joshua R. Durand
                                     Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to this Registration Statement (File No. 033-76432; 811-08412; CIK: 0000920370) has been signed below on April 21,
2011, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                       TITLE
---------                       -----


/s/ Dennis R. Glass *           President and Director
-----------------------------
Dennis R. Glass


/s/ Charles C. Cornelio *       Executive Vice President; Chief Administrative
-----------------------------   Officer and Director
Charles C. Cornelio


/s/ Frederick J. Crawford *     Executive Vice President and Director
-----------------------------
Frederick J. Crawford


/s/ C Phillip Elam II *         Senior Vice President, Chief Investment Officer
-----------------------------
C. Phillip Elam II


/s/ Randal J. Freitag *         Executive Vice President; Chief Financial
-----------------------------   Officer and Director
Randal J. Freitag


/s/ Mark E. Konen *             Senior Vice President and Director
-----------------------------
Mark E. Konen


/s/ Keith J. Ryan *             Vice President and Director
-----------------------------
Keith J. Ryan


* By  /s/ John L. Reizian
      ----------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a
      Power-of-Attorney filed with
      this Registration Statement

                              POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
------------------------------------------
Lincoln Life Flexible Premium Variable Life Account D: 033-00417; 811-04592 Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: 033-22740; 811-05585 Lincoln Life Flexible Premium Variable Life Account J: 033-76434; 811-08410 Lincoln Life Flexible Premium Variable Life Account K: 033-76432; 811-08412 Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477; 333-63940;
333-82663; 333-139960; 333-145090; 333-146507; 333-163139; 811-08557
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438; 333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
-----------------------------------
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618; 811-01434 Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219; 333-170695; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434; 333-170529;
333-170897; 333-172328; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-05869
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: 333-141888; 811-02188
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277;
811-09779
Lincoln Life Variable Annuity Account JF-II: 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                         TITLE
---------                         -----
/s/ Dennis R. Glass *
______________________________    President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
______________________________    Executive Vice President; Chief
Charles C. Cornelio               Administrative Officer and Director

/s/ Frederick J. Crawford *
______________________________    Executive Vice President and Director
Frederick J. Crawford

/s/ C. Phillip Elam II *
______________________________    Senior Vice President, Chief Investment
C. Phillip Elam II                Officer

/s/ Randal J. Freitag *
______________________________    Senior Vice President; Chief Financial
Randal J. Freitag                 Officer and Director

/s/ Mark E. Konen *
______________________________    Senior Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
______________________________    Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
____________________________________
Delson R. Campbell

/s/ Brian A. Kroll
____________________________________
Brian A. Kroll

/s/ John L. Reizian
____________________________________
John L. Reizian

/s/ Lawrence A. Samplatsky
____________________________________
Lawrence A. Samplatsky

/s/ John D. Weber
____________________________________
John D. Weber


Version dated: February 2011